SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 9134

                              FTI Consulting, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

              Maryland                                     52-126113
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

2021 Research Drive, Annapolis, Maryland                         21401
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(Address or principal executive offices)                      (Zip Code)

     If  this  form   relates   to  the       If  this  form   relates   to  the
registration of a class of securities registration of a class of securities pursuant to Section 12(b) of the pursuant to Section 12(g) of the Exchange Act and is effective pursuant Exchange Act and is effective pursuant to General Instruction A. (c), please to General Instruction A.(d), please
check the following box. [X]             check the following box. [ ]


Securities Act registration statement file number to which this form relates:N/A
                                                                 ---------------
                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                        Name of Each Exchange on Which
       to be so Registered                        Each Class is to be Registered
       -------------------                        ------------------------------

Common Stock, par value $.01 per share            American Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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                                (Title of Class)

                                      NONE
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                                (Title of Class)

Item 1    Description of Registrant's Securities to be Registered

     The Registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on March 5, 1996, as amended by Amendment No. 1 to the Registration Statement filed on March 29, 1996 and Amendment No. 2 to the Registration Statement filed on April 1, 1996, File No. 333-2002 (collectively referred to hereafter as the "Registration Statement") and Prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) on May 10, 1996 are hereby incorporated by reference herein.

Item 2    Exhibits

     1.     Specimen of security registered hereunder*

     2.     Amended and Restated Articles of Incorporation*

     3.     Restated By-Laws*

     4.     Amendment to Article First of Articles of Incorporation

     5.     Amendment No. 1 to By-Laws

     *Incorporated  by   reference  to  the  Exhibits  filed  as exhibits to the
Registration Statement

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf on the undersigned, thereto duly authorized.

                                                     FTI CONSULTING, INC.
                                                         (Registrant)

Date March 3, 1999                                   By /s/ Jack B. Dunn, IV
    --------------                                   -----------------------
                                                     Name:Jack B. Dunn, IV
                                                     Title: President, Chairman
                                                     and Chief Executive Officer